EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
FEBRUARY 2016 MONTHLY DIVIDEND AND
JANUARY 29, 2016 RMBS PORTFOLIO CHARACTERISTICS

•	February 2016 Monthly Dividend of $0.14 Per Share
•	RMBS Portfolio Characteristics as of January 29, 2016
•	1,216,243 cumulative shares repurchased through stock repurchase program
•	Tax Characterization of 2015 Distributions 100% Ordinary Taxable Income

Vero Beach, Fla., February 10, 2016 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of February 2016. The dividend of $0.14 per share will be paid February 29, 2016, to holders of record on February 24, 2016, with an ex-dividend date of February 22, 2016.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that certain percentages of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of February 10, 2016, the Company had 21,752,510 shares outstanding. At December 31, 2015, the Company had 21,745,490 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of January 29, 2016 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

2015 Dividend Tax Characteristics

The Company anticipates that its 2015 distributions of $1.92 per share consisted entirely of ordinary dividends and will be characterized as ordinary income. Stockholders will be notified of the proper tax characterization of the Company’s dividends by way of IRS Form 1099-DIV. Due to the complex nature of the applicable tax rules, it is recommended that stockholders consult their tax advisors to ensure proper tax treatment of dividends received.

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2014.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Jan 2016 CPR
Asset Category	Face	Value	Price	Portfolio	Coupon	(Reported in Feb)
As of January 29, 2016
Adjustable Rate RMBS	$2,781	$2,948	105.99	0.13%	3.62%	0.46%
10-1 Hybrid Rate RMBS	51,157	52,670	102.96	2.30%	2.55%	4.41%
Hybrid Adjustable Rate RMBS	51,157	52,670	102.96	2.30%	2.55%	4.41%
15 Year Fixed Rate RMBS	98,039	103,627	105.70	4.53%	3.28%	5.16%
20 Year Fixed Rate RMBS	425,252	458,200	107.75	20.02%	4.00%	4.57%
30 Year Fixed Rate RMBS	1,438,041	1,571,409	109.27	68.67%	4.37%	5.83%
Total Fixed Rate RMBS	1,961,332	2,133,236	108.76	93.22%	4.24%	5.52%
Total Pass-through RMBS	2,015,270	2,188,854	108.61	95.65%	4.20%	5.49%
Interest-Only Securities	522,485	58,675	11.23	2.56%	3.62%	10.44%
Inverse Interest-Only Securities	212,212	40,812	19.23	1.79%	5.93%	12.55%
Structured RMBS	734,697	99,487	13.54	4.35%	4.57%	11.05%
Total Mortgage Assets	$2,749,967	$2,288,341		100.00%	4.21%	6.98%

RMBS Assets by Agency			Investment Company Act of 1940 (Whole Pool) Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of January 29, 2016			As of January 29, 2016
Fannie Mae	$1,883,385	82.3%	Whole Pool Assets	$1,809,333	79.1%
Freddie Mac	391,695	17.1%	Non Whole Pool Assets	479,008	20.9%
Ginnie Mae	13,261	0.6%	Total Mortgage Assets	$2,288,341	100.0%
Total Mortgage Assets	$2,288,341	100.0%

(1)	Amounts in the tables above include assets with a fair value of approximately $3.1 million purchased in January 2016 which settle in February 2016.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of January 29, 2016	Borrowings(1)	Debt	in Days	Maturity
Citigroup Global Markets Inc	$276,726	13.1%	18	3/28/2016
South Street Securities, LLC	179,274	8.5%	29	2/29/2016
ED&F Man Capital Markets Inc	149,338	7.1%	41	3/24/2016
Wells Fargo Bank, N.A.	130,165	6.1%	12	2/12/2016
ICBC Financial Services LLC	124,175	5.9%	12	2/10/2016
Cantor Fitzgerald & Co	119,217	5.6%	22	2/26/2016
Goldman, Sachs & Co	118,855	5.6%	29	3/15/2016
Guggenheim Securities, LLC	118,027	5.6%	15	2/29/2016
Mizuho Securities USA, Inc	117,454	5.5%	21	4/25/2016
Mitsubishi UFJ Securities (USA), Inc	112,029	5.3%	19	2/29/2016
Daiwa Securities America Inc.	107,033	5.1%	10	2/11/2016
J.P. Morgan Securities LLC	106,840	5.0%	20	3/14/2016
Natixis, New York Branch	103,904	4.9%	14	2/22/2016
RBC Capital Markets, LLC	92,410	4.4%	13	2/22/2016
Nomura Securities International, Inc.	86,831	4.1%	15	2/25/2016
Merrill Lynch, Pierce, Fenner & Smith Inc	85,260	4.0%	18	2/16/2016
KGS-Alpha Capital Markets, L.P	85,034	4.0%	20	2/22/2016
Suntrust Robinson Humphrey, Inc	4,222	0.2%	14	2/12/2016
Total Borrowings	$2,116,794	100.0%	20	4/25/2016

(1)
In January 2016, the Company purchased assets with a fair value of approximately $3.1 million which settle in February 2016 that are expected to be funded by repurchase agreements.  These anticipated borrowings are not included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of January 29, 2016
Adjustable Rate RMBS	$2,948	3	10.04%	2.00%	$18	$(17)
Hybrid Adjustable Rate RMBS	52,670	84	7.55%	2.00%	722	(914)
Total Fixed Rate RMBS	2,133,236	n/a	n/a	n/a	30,124	(39,373)
Total Pass-through RMBS	2,188,854	n/a	n/a	n/a	30,864	(40,304)
Interest-Only Securities	58,675	n/a	n/a	n/a	(11,374)	10,509
Inverse Interest-Only Securities	40,812	1	6.35%	n/a	286	(1,143)
Structured RMBS	99,487	n/a	n/a	n/a	(11,088)	9,366
Total Mortgage Assets	$2,288,341	n/a	n/a	n/a	$19,776	$(30,938)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$780,000	Mar-2019	$(10,219)	$14,625
Treasury Futures Contracts - Short Positions			185,000	Mar-2026	(6,589)	8,447
Short TBA Position			125,000	Feb-2016	(1,404)	1,900
Grand Total					$1,564	$(5,966)

(1)
Modeled results from Citigroup Global Markets, Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR Option-Adjusted Spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at 129.58 at January 31, 2016. The nominal value of the short position was $232.9 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400